UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

June 8, 2012

ORGANA GARDENS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13577	88-0195105
(State or other jurisdiction Incorporated)	(Commission File No.)	(I.R.S Employer Identification No.)

35 South Ocean Avenue, Patchogue, NY	11772
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
1 888 488 6882

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5. 03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Name Change.   The Company announced on May 9, 2012 that a majority of the shareholders entitled to vote on such matters approved a change of name from Organa Gardens International Inc. to “Bravo Enterprises Ltd.” and a one-for-twenty (1:20) stock split of all of this Corporation’s outstanding common stock, without any change in par value for the shares of common stock of this Corporation or a change in the authorized capital.

As advised on May 9, 2012, the Company’s CUSIP Number changed from 68618Y 10 6 to 10567L 10 7.

On June 7, 2012, the Company was advised by FINRA that it had received the necessary documentation to announce the 1:20 reverse split and name change to Bravo Enterprises Ltd.

Effective at the open of business June 8, 2012, the Company began trading as Bravo Enterprises Ltd. It will maintain the same trading symbol “OGNG”.

SECTION 9.  EXHIBITS.

(c)  Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Organa Gardens International Inc.

DATED: June 12, 2012	By:	/s/: Jaclyn Cruz
Jaclyn Cruz, President

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